Exhibit 10.17
ASSIGNMENT AND ASSUMPTION AGREEMENT
TO
CHANGE IN CONTROL AND NONCOMPETITION AGREEMENT
     This Assignment and Assumption Agreement (this “Assignment”) is made and entered as of January 1, 2008, by and among AMB Property, L.P., a Delaware limited partnership (“Assignor”), AMB Property III, LLC, a Delaware limited liability company (“Assignee”), and ____________ (“Executive”).
RECITALS:
     WHEREAS, Assignor and Executive have entered into that certain Amended and Restated Change in Control and Noncompetition Agreement, dated as of September 27, 2007 (the “Change in Control Agreement”);
     WHEREAS, Assignee is an affiliate of Assignor;
     WHEREAS, the Executive’s employment has been transferred from Assignor to Assignee as of January 1, 2008;
     WHEREAS, Assignor desires to assign all of its rights, title, interest, liabilities and obligations under the Change in Control Agreement to Assignee, and Assignee desires to accept such assignment and assume all liabilities and obligations thereunder;
     WHEREAS, Assignor agrees to remain liable for any liabilities and obligations under the Change in Control Agreement to the extent that Assignee does not perform its obligations thereunder;
     WHEREAS, Executive consents to such assignment, as provided for herein;
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, each party hereto agrees as follows:
     1. Definitions. Capitalized terms used in this Assignment without definition shall have the meanings ascribed to them in the Change in Control Agreement.
     2. Assignments and Assumptions. Assignor hereby assigns and transfers to Assignee all of its right, title and interest in and to the Change in Control Agreement, including all liabilities and obligations thereunder, and Assignee hereby accepts such assignment and assumes all liabilities and obligations of Assignor under such Change in Control Agreement and agrees to perform all duties and obligations of Assignor thereunder. Notwithstanding the foregoing, Assignor agrees to remain liable for any liabilities and obligations of Assignor and Assignee under the Change in Control Agreement to the extent that Assignee does not perform its obligations thereunder.

Executive hereby consents to such assignment and assumption on the terms and conditions provided herein. Except as expressly provided herein, the Change in Control Agreement is unchanged and remains in full force and effect.
     3. Headings. The headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Assignment.
     4. Entire Agreement. This Assignment and the Change in Control Agreement constitute the entire understanding between the parties with respect to the subject matter hereof and all prior agreements or understandings shall be deemed merged herein. No representations, warranties and certifications, express or implied, shall exist as between the parties except as stated herein.
     5. Severability. The invalidity or unenforceability of any provision or provisions of this Assignment shall not affect the validity or enforceability of any other provision of this Assignment, which shall remain in full force and effect.
     6. Counterparts. This Assignment may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.
     7. Governing Law. This Assignment shall be construed, interpreted and enforced in accordance with the laws of the State of California without giving effect to the principles of conflict of laws thereof.
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     IN WITNESS WHEREOF, the parties have caused this Assignment to be duly executed as of the date first written above.

AMB PROPERTY, L.P.
By:	AMB Property Corporation, its general partner

By:
	Name:	Nancy Hemmenway
	Title:	SVP, Director of Human Resources

AMB PROPERTY III, LLC
By: AMB Property, L.P., its managing member

By: AMB Property Corporation, its general partner

By:
	Name:	Thomas S. Olinger
	Title:	Chief Financial Officer

EXECUTIVE
By:
Name:
Title: